UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

SHARECARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39535	85-1365053
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

255 East Paces Ferry Road NE, Suite 700

Atlanta, Georgia 30305

(Address of principal executive offices)

Registrant's telephone number, including area code: (404) 671-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHCR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	SHCRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 17, 2024, Sharecare, Inc. (“Sharecare” or the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of June 21, 2024 (the “Merger Agreement”), by and among the Company, Impact Acquiror Inc., a Delaware corporation (“Parent”), and Impact Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Altaris, LLC, a Delaware limited liability company. The Merger Agreement provides that, among other things, and on the terms and subject to the conditions set forth therein, at the Effective Time (as defined in the Merger Agreement), Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

As of the close of business on September 16, 2024, the record date for the Special Meeting (the “Record Date”), there were 371,876,636 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), outstanding and entitled to vote at the Special Meeting and 5,000,000 shares of Series A convertible preferred stock of the Company, par value $0.0001 per share (“Preferred Stock”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 256,617,811 shares of Common Stock and 0 shares of Preferred Stock, voting together as a single class, were present in person, or by remote communication, or represented by proxy, representing approximately 68.09% of the voting power of all issued and outstanding shares of capital stock of the Company as of the Record Date and constituting a quorum for the transaction of business at the Special Meeting under the Company’s bylaws.

At the Special Meeting, the Company’s stockholders voted on the following proposals and cast their votes as described below. For more information on each of these proposals, see the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on September 17, 2024.

1.	The Company’s stockholders adopted the Merger Agreement.

Votes For	Votes Against	Abstentions
254,889,846	1,656,207	71,758

2.	The Company’s stockholders approved, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement.

Votes For	Votes Against	Abstentions
233,906,514	11,697,241	11,014,056

The Company’s stockholders did not vote on the proposal to approve any adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, to adopt the Merger Agreement at the time of the Special Meeting because there were sufficient votes to adopt the Merger Agreement and such adjournment was not necessary.

Subject to the satisfaction or waiver of the remaining customary closing conditions set forth in the Merger Agreement, the Merger is expected to be consummated on or about October 22, 2024.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report on Form 8-K, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.

Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the proposed transaction, including the benefits of the proposed transaction and the anticipated timing of consummation of the proposed transaction.  We cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s plans, business relationships, operating results and operations; (v) potential difficulties retaining employees as a result of the announcement and pendency of the proposed transaction; (vi) the response of customers, channel partners and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; and (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction. Descriptions of some of the other factors that could cause actual results to differ materially from these forward-looking statements are discussed in more detail in our filings with the SEC, including the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Risk Factors section of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report on Form 8-K represent our views as of the date of this Current Report on Form 8-K. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2024	SHARECARE, INC.

	By:	/s/ Carrie Ratliff
Name: Carrie Ratliff
Title: Chief Legal Officer